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                                                         Exhibit 10.(j)

Outlet
Communications,Inc.                                 James G. Babb
                                                    Chairman,President
                                                    Chief Executive Officer

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                                                    23 Kenney Drive
                                                    Cranston
                                                    Rhode Island 02920-4489
                                                    (401) 455-9250
                                                    Fax:(401) 455-9216

FOR IMMEDIATE RELEASE
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Contact:     James G. Babb, Outlet Chairman, President and CEO
             401/455-9250


            OUTLET COMMUNICATIONS TO EXPLORE STRATEGIC ALTERNATIVES

             Cranston, RI, March 21,1995-Outlet Communications, Inc. (NASDAQ:OCOMA) announced today that its Board of Directors has retained Goldman, Sachs & Co. as financial advisor to help the Company explore strategic alternatives to enhance shareholder value, including a possible business combination, the sale of all or a portion of the Company, potential acquisitions or any other similar transactions. The Company said there can be no assurance that any transaction will result from the exploration process.
             Headquartered in Cranston, RI, the Company owns and operates two VHF television stations that are both NBC network affiliates: WCMH, serving the Columbus, OH market, and WJAR-TV, serving the Providence, RI-New Bedford, MA market. Outlet also owns a UHF station, WNCN-TV, acquired in August 1994, which will become the NBC affiliate for the Raleigh-Durham-Goldsboro-Fayetteville, NC market in the fall of 1995. Outlet also operates WWHO-TV, Chillicothe, OH, under a local marketing agreement. WWHO-TV became an affiliate of The WB Television Network in January 1995.

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